STEPHEN E. ROTH

   DIRECT LINE: (202)
        383-0158
       Internet:
    sroth@sablaw.com

                                 April 29, 1999


Board of Directors
GE Capital Life Assurance Company
         of New York
125 Park Avenue, 6th Floor
New York, New York 10017-5529

               Re     GE Capital Life Separate Account II

Ladies and Gentlemen:

               We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed by GE Capital Life Separate Account II for certain variable annuity policies (File No. 333-39955). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                Very truly yours,

                                            SUTHERLAND ASBILL & BRENNAN LLP



                                            By: /s/ Stephen E. Roth
                                                -----------------------
                                                   Stephen E. Roth